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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                      Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through May 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


[GRAPHIC MAP]









                        Pioneer Floating
                        Rate Trust
--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2012
--------------------------------------------------------------------------------

                        Ticker Symbol: PHD









                          [LOGO] PIONEER
                                 Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            9

Prices and Distributions                                                    11

Performance Update                                                          12

Schedule of Investments                                                     13

Financial Statements                                                        41

Financial Highlights                                                        44

Notes to Financial Statements                                               46

Trustees, Officers and Service Providers                                    57








                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing

* Diversification does not assure a profit or protect against loss in a declining market.


2   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12
risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  3

Portfolio Management Discussion | 5/31/12

Floating-rate bank loans generated healthy returns during most of the six-month period ended May 31, 2012, as credit-sensitive securities flourished against a backdrop of growing investor confidence. However, the market sagged somewhat in May 2012 amid new concerns about sovereign-debt problems in Europe and evidence of slowing economic growth in the United States. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust over the six-month period ended May 31, 2012. Mr. Sharkey, vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the six-month period ended May 31, 2012?

A Pioneer Floating Rate Trust returned 7.52% at net asset value and 6.65% at market price during the six months ended May 31, 2012, while the Trust's benchmark, the Barclays Capital U.S. High Yield Loans Index (the Barclays Index), returned 4.51%. During the same six-month period, the average return (at market price) of the 22 closed end funds in Lipper's Closed End Loan Participation Funds Category (which may or may not be leveraged) was 7.02%.

     The shares of the Trust were selling at a 0.4% premium to net asset value at the end of the six-month period on May 31, 2012.

     Unlike the Trust, the benchmark does not use leverage. While the use of leverage can increase investment opportunity, it also can increase investment risk.

     On May 31, 2012, the Trust's standard 30-day SEC yield was 7.96%.

Q How would you describe the market environment for floating-rate loans during the six-month period ended May 31, 2012?

A Early in the six-month period, evidence of continuing economic growth encouraged investors to seek out credit-sensitive, fixed-income investments in general, including floating-rate bank loans. Even though the pace of economic growth remained relatively slow, the credit-worthiness of most floating-rate loans became increasingly evident, encouraging a "risk-on" mentality among investors. High-yield fund managers and other types of institutional investors became attracted to the discounted prices at which many floating-rate loans were selling. In that environment, the Trust performed very well, both from its emphasis on floating-rate loans in the


4   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12
     portfolio and from its use of leverage, which served to boost results in a rising market.

     While concerns about European sovereign-debt problems had caused a pullback in the market in the weeks before the start of the six-month period, December 2011, the first month of the period, saw the market regain positive momentum. Bank loans produced positive returns in 2011, marking the 13th year in the last 14 that the asset class showed positive results. Although growth of loan mutual funds was anemic throughout the first quarter of 2012, loan returns were strong overall, as demand for loans outside of retail mutual funds grew in the face of stability in the fixed-income markets, healthy repayment activity for loans and the entry into the loan market of more investors, such as high-yield funds, pension funds and institutions. Collateralized loan obligations (CLOs), which in the aggregate account for 50% of the investor base purchasing bank loans, saw new demand which actually outpaced demand for all of 2011. The trend continued into April 2012. However, in May, the final month of the six-month period, the market for credit-sensitive securities, including floating-rate securities, declined as new worries surfaced about sovereign-credit problems in Europe, especially in Greece. Investors also grew apprehensive that any significant deterioration in the European economy could have a contagious effect on the U.S. economy. Nevertheless, the results for investments in floating-rate loans were strong over the full six-month period.

Q What types of investments most influenced the Trust's performance during the six-month period ended May 31, 2012?

A Although the Trust's portfolio of investments is overwhelmingly composed of floating-rate loans, exposures to two equity positions proved to be the most powerful influences on performance during the six-month period. Due to the financial reorganization of both Delphi Automotive and MGM, the Trust received equity shares (permissible holdings) in exchange for its bank loan positions. As the result of the financial reorganizations as well as improving business prospects for both corporations, the shares appreciated in value, providing significant boosts to the Trust's performance. Delphi Automotive is a producer of automotive components, while MGM is a producer of movies.

     Apart from the equity positions, the Trust's performance during the six-month period received the strongest support from investments in loans to health care institutions, which we have overweighted in the portfolio because of that sector's ability to produce consistent earnings, even in a sluggish economy. Loans to health care institutions had performed poorly in late 2011 due to uncertainty about how the Federal government's decisions about deficit reduction could affect the group. However, as prospects increased that health care would be less affected by the deficit-reduction


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/12 5 talks, the values of the loans partially recovered later in the six-month period, and the Trust's investments gained in value. Individual holdings that contributed to the Trust's performance included: National Mentor, which provides home health care for people with disabilities; Carestream, a medical-technology corporation; Sun Health Care, which operates long-term facilities; and CCS Medical, a medical-device distributor. The Trust's investments in loans to Chrysler also helped performance, as the auto maker continued to strengthen its finances.

     The Trust did have some holdings that disappointed during the six-month period. Noteworthy underperformers in the Trust's portfolio included investments in loans to Azithromycin and Celtic Pharmaceutical, two smaller drug manufacturers; Broadstripe, a small regional cable telecom services provider; and Texas utility TXU.

     During the quarter, we lowered the Trust's dividend, primarily as the result of two corporate restructurings and, secondarily, because of some higher-coupon loans being refinanced at lower interest rates. In fact, nearly 15% of the Barclays Index was refinanced during the six-month period.

Q How did the level of leverage employed by the Trust change over the six-month period ended May 31, 2012?

A As of May 31, 2012, 36.7% of the Trust's total managed assets were financed by leverage, compared with 37.3% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2011. The change was due to fluctuations in the values of securities in which the Trust had invested, as the absolute amount of funds obtained through leverage had not changed.

Q    What is your investment outlook?

A In the short term, we expect that the markets will continue to fluctuate in reaction to news about the economic situation in Europe and the political battles in the United States over spending, taxes and deficit reduction. Volatility could increase in the near future.

     We think the Trust is well positioned, however, even if volatility should increase. The overall credit quality of the Trust's holdings has improved somewhat in recent months, in part because we have invested in higher-quality loans as other loans have been retired by their corporate issuers.

     While our outlook has grown somewhat more cautious in recent weeks, we continue to believe that the domestic economy will grow modestly in 2012, with gross domestic product (GDP) potentially exceeding 2%. Most economic benchmarks remain positive, although improvement rates are far from robust. American corporations generally appear to be in sound financial health, having strengthened their balance sheets, and appear capable of


6   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12
     meeting all their loan obligations. Nevertheless, floating-rate bank loans still are selling at discounts to their par (face) values, despite their attractive prices and yields relative to other fixed-income investments, notably investment-grade corporate bonds. While the default rate for bank loans recently ticked up a bit, the rate remains below long-term averages and loans continue to be selling at prices that imply much higher default rates. That scenario potentially presents a solid investment opportunity.

     One of the benefits of floating-rate loans, as opposed to other income-oriented investments, is their potential to increase their yields as interest rates rise. While the U.S. Federal Reserve System has signaled its intention to keep short-term interest rates low, perhaps into 2014, we think investors in floating-rate loans still are being compensated while they wait for yield increases. Current yields offered by floating-rate loans remain attractive relative to other fixed-income investments, and loans continue to trade at discounts to their par values, thus leaving open the possibility for potential capital appreciation.

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  7

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Portfolio Summary | 5/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The data is a representation of a pie chart in the printed material]

Senior Floating Rate Loan Interests                 85.5%
Corporate Bonds & Notes                              6.4%
Common Stocks                                        3.8%
Temporary Cash Investments                           2.4%
Collateralized Loan Obligations                      1.2%
Rights/Warrants                                      0.4%
Preferred Stocks                                     0.3%
Claims*                                              0.0%
Liquidating Trusts*                                  0.0%
Asset Backed Securities*                             0.0%

* Amount is less than 0.1%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P).)

[The data is a representation of a pie chart in the printed material]

B                                                  42.6%
BB                                                 39.6%
BBB                                                 4.3%
CC*                                                 0.0%
CCC                                                 2.9%
Not Rated**                                        10.6%

Ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Some bonds and loans may not be rated.

*    Amount rounds to less than 0.1%
** These securities are judged to be similar but slightly lower in quality than the average of the total investment portfolio.
The Trust is actively managed and current holdings may be different.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Delphi Automotive Plc                                                             2.97%
---------------------------------------------------------------------------------------------
 2.    Univision Communications, Inc., Extended First Lien Term Loan, 4.489%, 3/31/17    1.78
---------------------------------------------------------------------------------------------
 3.    Broadstripe LLC, First Lien Term Loan, 11.25%, 6/30/11                            1.56
---------------------------------------------------------------------------------------------
 4.    Cequel Communications LLC, Term Loan, 4%, 2/14/19                                 1.46
---------------------------------------------------------------------------------------------
 5.    Azithromycin Royalty Sub LLC, 16%, 5/15/19                                        1.29
---------------------------------------------------------------------------------------------
 6.    Celtic Pharma Phinco B.V., 17%, 6/15/12                                           1.15
---------------------------------------------------------------------------------------------
 7.    MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.071%, 11/3/16                   1.09
---------------------------------------------------------------------------------------------
 8.    Pinnacle Foods Finance LLC, Term Loan, 2.968%, 4/2/14                             0.95
---------------------------------------------------------------------------------------------
 9.    WideOpenWest Finance LLC, First Lien Term Loan, 4.75%, 6/30/14                    0.94
---------------------------------------------------------------------------------------------
10.    Dollar General Corp., Tranche B-2 Term Loan, 2.989%, 7/7/14                       0.85
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Prices and Distributions | 5/31/12

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                5/31/12                  11/30/11
--------------------------------------------------------------------------------
                                 $12.80                    $12.55
--------------------------------------------------------------------------------
Premium                            0.39%                     0.80%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                5/31/12                  11/30/11
--------------------------------------------------------------------------------
                                 $12.75                   $12.45
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/11-5/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Net
      Investment               Short-Term               Long Term
        Income               Capital Gains             Capital Gains
--------------------------------------------------------------------------------
       $0.5700                    $ --                      $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     5/31/12         11/30/11
--------------------------------------------------------------------------------
Distribution Yield at Market Price                    7.03%            7.49%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value                 7.06%            7.55%
--------------------------------------------------------------------------------
30-day SEC Yield                                      7.96%           10.17%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  11

Performance Update | 5/31/12

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Barclays Capital U.S. High Yield Loans Index, which measures the performance of high-yield loans.

Average Annual Total Returns
(As of May 31, 2012)
---------------------------------------------------------------
                               Net Asset         Market
                               Value (NAV)       Value
---------------------------------------------------------------
Life-of-Trust
(12/28/04)                     4.32%              3.73%
---------------------------------------------------------------
5 Years                        1.63               1.26
---------------------------------------------------------------
1 Year                         3.69              -1.92
---------------------------------------------------------------

[The data is a representation of a mountain chart in the printed material]

Value of $10,000 Investment

                   Pioneer Floating         Barclays Capital U.S.
                      Rate Trust           High Yield Loans Index
12/04                 $10,000                    $10,000
                        8,945                     10,000
5/06                   10,167                     10,913
                       12,330                     10,416
5/08                   10,156                     10,206
                        6,852                      9,338
5/10                   10,691                     11,518
                       13,386                     12,610
5/12                   13,129                     12,871

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The Barclays Capital U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in an index.


12   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Schedule of Investments | 5/31/12 (unaudited)

-----------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                               Value
-----------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITY --
                                    0.0% (a) of Net Assets
                                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                    SCIENCES --0.0%(a)
                                    Pharmaceuticals -- 0.0%(a)
  100,234(b)               NR/NR    Pharma VI, 5.25%, 10/15/14                    $      90,211
                                                                                  -------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                 $      90,211
                                                                                  -------------
                                    TOTAL ASSET BACKED SECURITY
                                    (Cost $100,235)                               $      90,211
-----------------------------------------------------------------------------------------------
                                    COLLATERALIZED LOAN
                                    OBLIGATIONS -- 2.0% of Net Assets
                                    BANKS -- 2.0%
                                    Diversified Banks -- 0.6%
1,000,000(b)(c)(d)       BB+/Ba2    Primus, Ltd., Series 2007-2A, Class D,
                                    2.867%, 7/15/21 (144A)                        $     663,270
1,000,000(b)(d)           B+/Ba2    Rampart, Ltd., Series 2006-1A, Class D,
                                    4.016%, 4/18/21                                     696,130
  951,289(b)(d)         CCC-/Ba3    Stanfield McLaren, Ltd., Series 2007-1A,
                                    Class B2L, 4.967%, 2/27/21 (144A)                   657,702
                                                                                  -------------
                                                                                  $   2,017,102
-----------------------------------------------------------------------------------------------
                                    Thrifts & Mortgage Finance -- 1.4%
1,000,000(b)(d)          BB+/Ba2    ACA, Ltd., Series 2007-1A, Class D,
                                    2.817%, 6/15/22 (144A)                        $     717,700
1,000,000(b)(d)         BBB-/Ba1    Goldman Sachs Asset Management Plc, Series
                                    2007-1A, Class D, 3.216%, 8/1/22 (144A)             761,850
1,000,000(b)(d)         BBB/Baa3    Gulf Stream Sextant, Ltd., Series 2007-1A,
                                    Class D, 2.874%, 6/17/21 (144A)                     747,340
1,000,000(b)(d)           BB/Ba3    Landmark CDO, Ltd., Series 2007-9A, Class E,
                                    3.967%, 4/15/21 (144A)                              817,990
2,000,000(b)(d)         BB+/Baa3    Stone Tower, Ltd., Series 2007-6A, Class C,
                                    1.816%, 4/17/21 (144A)                            1,332,320
                                                                                  -------------
                                                                                  $   4,377,200
                                                                                  -------------
                                    Total Banks                                   $   6,394,302
-----------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                    (Cost $6,696,776)                             $   6,394,302
-----------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN
                                    INTERESTS -- 138.8% of Net Assets*
                                    AUTOMOBILES & COMPONENTS -- 6.3%
                                    Auto Parts & Equipment -- 4.1%
2,754,304                BB-/Ba3    Allison Transmission, Inc., Term Loan B-1,
                                    2.74%, 8/7/14                                 $   2,721,787

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  13

-----------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------
                             Auto Parts & Equipment -- (continued)
  839,824         B+/Ba3     Federal-Mogul Corp., Tranche B Term Loan,
                             2.178%, 12/29/14                                     $     797,623
  428,482         B+/Ba3     Federal-Mogul Corp., Tranche C Term Loan,
                             2.178%, 12/28/15                                           406,950
2,324,059          B+/B2     HHI Holdings LLC, Term Loan, 7.75%, 3/21/17              2,326,964
2,199,878          B+/B1     Metaldyne LLC, Term Loan, 5.25%, 5/18/17                 2,198,532
1,144,250         BB-/B1     Stackpole Powertrain International ULC, Term
                             Loan, 7.5%, 8/2/17                                       1,138,529
1,235,000          NR/NR     TI Group Automotive Systems LLC, Term Loan,
                             6.75%, 3/14/18                                           1,218,019
1,015,305         BB/Ba2     Tomkins LLC, Term Loan B-1, 4.25%, 9/29/16               1,013,190
1,110,938         B+/Ba2     UCI International, Inc., Term Loan, 5.5%, 7/6/17         1,116,492
                                                                                  -------------
                                                                                  $  12,938,086
-----------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 1.2%
3,598,310         BB/Ba2     Chrysler Group LLC, Tranche B Term Loan,
                             6.0%, 5/24/17                                        $   3,596,061
-----------------------------------------------------------------------------------------------
                             Tires & Rubber --1.0%
3,250,000         BB/Ba1     Goodyear Tire & Rubber Co., Extended Second
                             Lien Term Loan, 4.75%, 4/30/19                       $   3,166,719
                                                                                  -------------
                             Total Automobiles & Components                       $  19,700,866
-----------------------------------------------------------------------------------------------
                             BANKS -- 0.4%
                             Thrifts & Mortgage Finance -- 0.4%
1,271,267           B/B1     Ocwen Financial Corp., Initial Term Loan,
                             7.0%, 9/1/16                                         $   1,276,035
                                                                                  -------------
                             Total Banks                                          $   1,276,035
-----------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 10.1%
                             Aerospace & Defense -- 5.2%
2,870,349          B+/B3     API Technologies Corp., Term Loan,
                             8.75%, 6/27/16                                       $   2,870,349
  757,268           B/B2     DAE Aviation Holdings, Inc., Tranche B-1 Term
                             Loan, 5.47%, 7/31/14                                       749,696
  250,000       BBB-/Ba3     Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16            249,375
2,079,788        BB+/Ba3     Digitalglobe, Inc., Term Loan, 5.75%, 10/12/18           2,060,289
  885,930        BB-/Ba2     DynCorp International, Inc., Term Loan,
                             6.25%, 7/7/16                                              885,937
1,602,420         BB-/B1     Hunter Defense Technologies, Inc., Term Loan,
                             3.49%, 8/22/14                                           1,426,154
1,731,428         CCC/NR     IAP Worldwide Services, Inc., First Lien Term Loan,
                             9.25%, 12/30/12                                          1,540,971
  625,000          NR/NR     PRV Aerospace LLC, Term Loan, 6.5%, 5/9/18                 625,000
1,500,000          B-/B1     Sequa Corp., Term Loan, 3.72%, 12/3/14                   1,478,125
1,778,989         B+/Ba3     SI Organization, Inc., New Tranche B Term Loan,
                             4.5%, 11/22/16                                           1,743,409

The accompanying notes are an integral part of these financial statements.


14   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

-----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Aerospace & Defense -- (continued)
  992,500           B/B3     Sotera Defense Solutions, Inc., Term Loan B,
                             7.0%, 4/21/17                                        $     982,575
  721,943           B/B2     Standard Aero, Ltd., Tranche B-2 Term Loan,
                             5.35%, 7/31/14                                             714,723
  990,742         BB-/B1     TASC, Inc., New Tranche B Term Loan,
                             4.5%, 12/18/15                                             975,063
                                                                                  -------------
                                                                                  $  16,301,666
-----------------------------------------------------------------------------------------------
                             Building Products -- 1.8%
1,907,758         BB-/B1     Armstrong World Industries, Inc., Term Loan B-1,
                             4.0%, 3/10/18                                        $   1,891,781
  864,407          B+/B1     Custom Building Products, Inc., Term Loan,
                             5.75%, 3/19/15                                             856,303
1,075,113          B+/B1     Goodman Global, Inc., First Lien Initial Term Loan,
                             5.75%, 10/28/16                                          1,077,032
1,750,000         BB-/B1     Summit Materials LLC, Term Loan, 6.0%,
                             1/30/19                                                  1,758,204
                                                                                  -------------
                                                                                  $   5,583,320
-----------------------------------------------------------------------------------------------
                             Construction & Farm Machinery & Heavy Trucks -- 1.0%
2,115,450         BB/Ba2     Manitowoc Co., Inc., Term Loan B,
                             4.25%, 11/13/17                                      $   2,120,728
  950,225         BB/Ba2     Terex Corp., U.S. Term Loan, 5.5%, 4/28/17                 956,610
                                                                                  -------------
                                                                                  $   3,077,338
-----------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.9%
1,826,350          B+/B1     Pelican Products, Inc., Term Loan, 5.0%, 3/7/17      $   1,821,784
1,161,837          B+/B1     Scotsman Industries, Inc., Term Loan,
                             5.75%, 4/30/16                                           1,158,933
                                                                                  -------------
                                                                                  $   2,980,717
-----------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.4%
1,242,158          B+/B2     Pro Mach, Inc., Term Loan, 6.25%, 7/6/17             $   1,223,526
-----------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.8%
2,200,000           B/B1     Schaeffler AG, USD Facility Term Loan C-2,
                             6.0%, 1/27/17                                        $   2,197,939
  485,139        BB+/Ba1     TriMas Co., LLC, Tranche B Term Loan,
                             4.25%, 6/21/17                                             488,777
                                                                                  -------------
                                                                                  $   2,686,716
                                                                                  -------------
                             Total Capital Goods                                  $  31,853,283
-----------------------------------------------------------------------------------------------
                             COMMERCIAL & PROFESSIONAL
                             SERVICES -- 6.3%
                             Commercial Printing -- 0.4%
1,228,438        BB-/Ba3     Cenveo Corp., Facility Term Loan B,
                             6.25%, 12/21/16                                      $   1,223,319
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  15

--------------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------------
                                    Diversified Commercial & Professional Services -- 0.8%
2,426,690                   B/B2    Cydcor, Inc., First Lien Tranche B Term Loan,
                                    9.0%, 2/5/13                                                 $   2,426,690
--------------------------------------------------------------------------------------------------------------
                                    Diversified Support Services -- 1.7%
1,034,550                 B+/Ba3    Allied Security Holdings LLC, First Lien Term Loan,
                                    5.25%, 2/3/17                                                $   1,028,084
1,502,949                   B/B1    InfoGroup, Inc., Term Loan B, 5.75%, 5/26/18                     1,307,566
1,166,188                BB-/Ba3    KAR Auction Services, Inc., Term Loan,
                                    5.0%, 5/19/17                                                    1,167,281
1,877,983                  B/Ba3    Language Line LLC, Tranche B Term Loan,
                                    6.25%, 6/20/16                                                   1,868,593
                                                                                                 -------------
                                                                                                 $   5,371,524
--------------------------------------------------------------------------------------------------------------
                                    Environmental & Facilities Services -- 1.6%
1,434,784                  NR/NR    Aquilex Holdings LLC, Term Loan, 8.75%, 4/1/16               $   1,424,023
1,100,000                BB+/Ba1    Convata Energy Corp., Term Loan, 4.0%, 3/28/19                   1,100,000
  498,611                 BB-/B1    Safety-Kleen Systems, Inc., Term Loan B,
                                    5.0%, 2/21/17                                                      500,481
1,303,580                  B+/B1    Waste Industries USA, Inc., Term Loan B,
                                    4.75%, 3/17/17                                                   1,290,544
  635,000                  B+/B1    WCA Waste Corp., Term Loan, 5.5%, 3/23/18                          634,206
                                                                                                 -------------
                                                                                                 $   4,949,254
--------------------------------------------------------------------------------------------------------------
                                    Human Resource & Employment Services -- 0.6%
1,800,000                 NR/Ba3    On Assignment, Inc., Initial Term Loan B,
                                    3.75%, 5/15/19                                               $   1,784,250
--------------------------------------------------------------------------------------------------------------
                                    Office Services & Supplies -- 0.2%
  522,375                BB+/Ba1    ACCO Brands Corp., Term Loan B,
                                    4.25%, 5/1/19                                                $     523,028
--------------------------------------------------------------------------------------------------------------
                                    Research & Consulting Services -- 0.8%
2,644,110                  BB/B1    Wyle Services Corp., First Lien Term Loan,
                                    5.0%, 3/26/17                                                $   2,617,669
--------------------------------------------------------------------------------------------------------------
                                    Security & Alarm Services --0.2%
  833,724                  B+/B1    Protection One, Inc., Term Loan, 6.75%, 3/21/19              $     833,724
                                                                                                 -------------
                                    Total Commercial & Professional Services                     $  19,729,458
--------------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 2.4%
                                    Homebuilding -- 0.1%
1,000,000(b)(c)(e)        BB-/B1    WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                    7.75%, 7/30/09                                               $     330,000
4,500,000(b)(c)(e)      BB-/Caa2    WAICCS Las Vegas 3 LLC, Second Lien Term
                                    Loan, 13.25%, 7/30/09                                               22,500
                                                                                                 -------------
                                                                                                 $     352,500
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

-----------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------
                             Housewares & Specialties -- 2.3%
1,496,222        BB+/Ba1     Jarden Corp., Tranche B Term Loan,
                             3.239%, 3/31/18                                     $   1,498,248
1,519,697        BB-/Ba3     Prestige Brands, Inc., Term B Loan,
                             6.25%, 1/31/19                                          1,525,554
1,567,160         BB/Ba3     Reynolds Group Holdings, Inc., Tranche B Term
                             Loan, 6.5%, 2/9/18                                      1,574,342
  984,295        BB-/Ba3     Reynolds Group Holdings, Inc., Tranche C Term
                             Loan, 6.5%, 8/9/18                                        988,806
1,670,000          B+/B1     Yankee Candle Co., Inc., Initial Term Loan,
                             5.25%, 4/2/19                                           1,663,216
                                                                                 -------------
                                                                                 $   7,250,166
                                                                                 -------------
                             Total Consumer Durables & Apparel                   $   7,602,666
-----------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 10.6%
                             Casinos & Gaming -- 1.7%
  147,804        BB+/Ba2     Ameristar Casinos, Inc., Term Loan B,
                             4%, 4/16/18                                         $     147,767
1,678,750        BB-/Ba3     Boyd Gaming Corp., Increased Term Loan,
                             6.0%, 12/17/15                                          1,693,138
1,173,000           B/B2     Caesars Entertainment Operating Co., Inc., Term
                             Loan B-4, 9.5%, 10/31/16                                1,192,550
1,200,000           B/B2     Caesars Entertainment Operating Co., Inc., Term
                             Loan B-6, 5.489%, 1/28/18                               1,063,500
   33,217       BBB-/Ba2     Las Vegas Sands LLC, Delayed Draw I Term Loan,
                             2.85%, 11/23/16                                            32,345
  165,268       BBB-/Ba2     Las Vegas Sands LLC, Tranche B Term Loan,
                             2.85%, 11/23/16                                           161,395
1,095,000        BB+/Ba1     Pinnacle Entertainment, Inc., Series A Incremental
                             Term Loan, 4.0%, 3/19/19                                1,091,350
                                                                                 -------------
                                                                                 $   5,382,045
-----------------------------------------------------------------------------------------------
                             Education Services -- 1.8%
2,073,764           B/NR     Ascend Learning LLC, First Lien Term Loan,
                             6.75%, 5/23/17                                      $   2,063,395
3,780,010        BB-/Ba2     Bright Horizons Family Solutions, Inc., Tranche B
                             Term Loan, 6.25%, 5/28/15                               3,713,860
                                                                                 -------------
                                                                                 $   5,777,255
-----------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.3%
1,071,400           B/B3     Yellowstone Mountain Club LLC, Senior First Lien
                             Term Loan, 6.0%, 7/16/14                            $   1,009,795
-----------------------------------------------------------------------------------------------
                             Leisure Facilities -- 0.9%
1,690,826         BB/Ba2     Cedar Fair LP, U.S. Term Loan-1, 4.0%, 12/15/17     $   1,688,882
1,150,000         BB+/B1     Six Flags Theme Parks, Inc., Tranche B Term Loan,
                             4.25%, 12/20/18                                         1,143,416
                                                                                 -------------
                                                                                 $   2,832,298
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  17

-----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------
                             Restaurants -- 3.9%
1,777,910        BB-/Ba3     Burger King Corp., Tranche B Term Loan,
                             4.5%, 10/19/16                                      $   1,764,945
  270,534        BB-/Ba2     DineEquity, Inc., Term Loan B-1,
                             4.25%, 10/19/17                                           269,209
3,973,886          B+/B2     Dunkin Brands, Inc., Term Loan B-2,
                             4.0%, 11/23/17                                          3,941,941
3,250,000          B+/B1     Landry's Inc., Term Loan B, 6.5%, 4/24/18               3,243,906
1,825,000          NR/NR     NPC International, Inc., 2012 Term Loan,
                             5.25%, 12/28/18                                         1,825,000
1,218,018         BB-/B1     Wendy's/Arby's Restaurants LLC, Term Loan B,
                             4.75%, 5/15/19                                          1,206,599
                                                                                 -------------
                                                                                 $  12,251,600
-----------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 2.0%
2,420,000          B/Ba3     Monitronics International, Inc., Term Loan,
                             5.5%, 3/23/18                                       $   2,398,825
3,820,932          B+/B1     Wash MultiFamily Laundry Systems LLC, Term
                             Loan, 7.0%, 8/28/14                                     3,801,827
                                                                                 -------------
                                                                                 $   6,200,652
                                                                                 -------------
                             Total Consumer Services                             $  33,453,645
-----------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 2.4%
                             Asset Management & Custody Banks -- 0.2%
  625,000          B+/B2     Clover Technologies Group LLC (Clover Holdings,
                             Inc.), Term Loan, 6.75%, 5/7/18                     $     615,625
-----------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.7%
2,550,000        CCC+/B2     Springleaf Financial Funding Co., Initial Term
                             Loan, 5.5%, 5/10/17                                 $   2,351,845
-----------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.2%
  550,000         NR/Ba2     LPL Holdings, Inc., Initial Tranche B Term Loan,
                             4%, 3/29/19                                         $     541,062
-----------------------------------------------------------------------------------------------
                             Other Diversified Financial Services --1.3%
  369,473          B-/B2     BNY ConvergEX Group LLC, Second Lien (EZE)
                             Term Loan, 8.75%, 12/18/17                          $     359,082
  880,527          B-/B2     BNY ConvergEX Group LLC, Second Lien (TOP)
                             Term Loan, 8.75%, 12/18/17                                855,762
1,881,000           B/B1     Nexeo Solutions LLC, Initial Term Loan,
                             5.0%, 9/8/17                                            1,833,975
1,000,000         BB/Ba2     Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility
                             Term Loan B2A, 5.25%, 11/30/17                          1,000,250
                                                                                 -------------
                                                                                 $   4,049,069
                                                                                 -------------
                             Total Diversified Financials                        $   7,557,601
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
----------------------------------------------------------------------------------------------------
                                     ENERGY -- 5.0%
                                     Coal & Consumable Fuels -- 0.4%
1,000,000                  NR/NR     PT Bumi Resources Tbk, Term Loan,
                                     11.239%, 8/7/13                                   $   1,000,000
----------------------------------------------------------------------------------------------------
                                     Integrated Oil & Gas -- 0.4%
1,195,485               BBB/Baa2     Glenn Pool Oil & Gas Trust 1, Term Loan,
                                     4.5%, 5/2/16                                      $   1,222,383
----------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 0.1%
  418,244(b)(f)(k)         B+/B1     TARH E&P Holdings L.P., Second Lien Term Loan,
                                     0.36%, 6/29/12                                    $     384,784
----------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 2.3%
  703,911                   B/NR     Fenwal, Inc., Delayed Draw First Lien Term Loan,
                                     2.717%, 2/28/14                                   $     686,313
4,104,641                   B/NR     Fenwal, Inc., Initial First Lien Term Loan,
                                     2.717%, 2/28/14                                       4,002,025
2,723,297                  B+/B2     Frac Tech Services, Term Loan, 6.25%, 5/6/16          2,443,187
                                                                                       -------------
                                                                                       $   7,131,525
----------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 1.2%
1,460,000                 BB-/NR     Chesapeake Energy Corp., Term Loan,
                                     8.5%, 12/2/17                                     $   1,426,055
2,500,000                 NR/Ba3     EP Energy LLC, Term Loan, 5.25%, 4/24/18              2,507,812
                                                                                       -------------
                                                                                       $   3,933,867
----------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.5%
1,563,904               BBB-/Ba2     Pilot Travel Centers LLC, Initial Tranche B Term
                                     Loan, 4.25%, 3/30/18                              $   1,566,511
----------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 0.2%
  500,000                BB-/Ba3     Gibson Energy ULC, Tranche B Term Loan,
                                     3.75%, 6/15/18                                    $     504,375
                                                                                       -------------
                                     Total Energy                                      $  15,743,445
----------------------------------------------------------------------------------------------------
                                     FOOD & STAPLES RETAILING -- 2.5%
                                     Drug Retail -- 0.5%
1,589,840                  B+/B2     Rite Aid Corp., Tranche 5 Term Loan,
                                     4.5%, 3/3/18                                      $   1,578,314
----------------------------------------------------------------------------------------------------
                                     Food Distributors -- 0.3%
  957,000                 BB-/B1     Windsor Quality Food Co., Ltd., Tranche B Term
                                     Loan, 5.0%, 2/16/17                               $     928,290
----------------------------------------------------------------------------------------------------
                                     Food Retail -- 1.7%
4,759,605                 B+/Ba3     Pinnacle Foods Finance LLC, Term Loan,
                                     2.968%, 4/2/14                                    $   4,738,782
  625,000                 BB-/B1     Roundy's Supermarkets, Inc., Tranche B Term
                                     Loan, 5.75%, 2/13/19                                    625,781
                                                                                       -------------
                                                                                       $   5,364,563
                                                                                       -------------
                                     Total Food & Staples Retailing                    $   7,871,167
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  19

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 4.1%
                               Agricultural Products -- 0.4%
1,288,815            B+/B1     Wm. Bolthouse Farms, Inc., First Lien Term Loan,
                               5.75%, 2/11/16                                          $   1,294,454
----------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 3.7%
  950,000            NR/NR     Aramark Canada, Ltd., Extended Canadian Term
                               Loan B, 3.72%, 7/26/16                                  $     945,250
  969,388          BB-/Ba3     Dean Foods Co., 2014 Tranche B Term Loan,
                               1.615%, 4/2/14                                                962,117
2,304,969            B/Ba3     Del Monte Foods Co., Initial Term Loan,
                               4.5%, 3/8/18                                                2,264,056
1,525,288            B+/B1     Michael Foods Group, Inc., Facility Term Loan B,
                               4.25%, 2/25/18                                              1,523,381
3,546,000            B+/B1     Pierre Foods, Inc., First Lien Term Loan,
                               7.0%, 9/30/16                                               3,560,776
2,500,000           BB-/B2     Pierre Foods, Inc., Second Lien Term Loan,
                               11.25%, 9/29/17                                             2,506,250
                                                                                       -------------
                                                                                       $  11,761,830
                                                                                       -------------
                               Total Food, Beverage & Tobacco                          $  13,056,284
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 16.3%
                               Health Care Equipment & Services -- 0.7%
  133,018        BBB-/Baa2     Fresenius SE, Tranche D-2 Term Loan,
                               3.25%, 9/10/14                                          $     132,879
  488,775          BB-/Ba2     Kinetic Concepts, Inc., Dollar Term Loan B-1,
                               7.0%, 5/4/18                                                  494,100
1,707,330           BB-/B1     Onex Carestream Finance LP, Term Loan,
                               5.0%, 2/25/17                                               1,649,707
                                                                                       -------------
                                                                                       $   2,276,686
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 5.1%
2,326,168             B/B1     Ardent Medical Services, Inc., Term Loan,
                               6.5%, 9/15/15                                           $   2,314,538
1,116,865           BB/Ba3     CHS/Community Health Systems, Inc., Extended
                               Term Loan, 3.97%, 1/25/17                                   1,094,228
3,471,473           BB/Ba3     HCA, Inc., Tranche B-2 Term Loan,
                               3.72%, 3/31/17                                              3,379,816
2,698,472           BB/Ba3     HCA, Inc., Tranche B-3 Term Loan,
                               3.489%, 5/1/18                                              2,622,586
1,633,500            B/Ba3     Iasis Healthcare LLC, Term Loan B, 5.0%, 5/3/18             1,608,997
2,116,713(f)       CCC-/B2     LifeCare Holdings, Term Loan, 8.219%, 2/1/16                1,957,960
2,049,513           BB/Ba2     Select Medical Corp., Tranche B Term Loan,
                               5.5%, 6/1/18                                                1,988,027
1,143,165          BB+/Ba2     Universal Health Services, Inc., 2011 Tranche B
                               Term Loan, 3.75%, 11/15/16                                  1,140,021
                                                                                       -------------
                                                                                       $  16,106,173
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 7.2%
  734,896            B+/B2     AccentCare, Inc., Term Loan, 6.5%, 12/22/16            $     646,708
  686,332           B+/Ba3     Alliance HealthCare Services, Inc., Initial Term
                               Loan, 7.25%, 6/1/16                                          645,152
  522,606           BB/Ba3     Butler Animal Health Supply LLC, Tranche B Term
                               Loan, 4.5%, 12/31/15                                         523,912
2,213,920            B-/B3     CCS Medical, Inc., First Lien Term Loan,
                               8.25%, 3/31/15                                             2,036,807
  877,863(f)      CCC/Caa2     CCS Medical, Inc., Second Lien Term Loan,
                               7.0%, 3/31/16                                                658,397
2,673,817             B/B1     Gentiva Health Services, Inc., Term Loan B-1,
                               6.5%, 8/17/16                                              2,486,650
1,433,186          BB-/Ba3     Inventiv Health, Inc., Consolidated Term Loan,
                               6.5%, 8/4/16                                               1,344,806
2,519,550            B+/B1     National Mentor Holdings, Inc., Tranche B Term
                               Loan, 7.0%, 2/9/17                                         2,503,173
1,116,978             B/B2     National Specialty Hospitals, Inc., Initial Term
                               Loan, 8.25%, 2/3/17                                        1,084,865
2,609,167            NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                               7.5%, 4/28/15                                              2,596,121
2,133,875           B+/Ba3     Rural/Metro Operating Co., LLC, First Lien Term
                               Loan, 5.75%, 6/30/18                                       2,116,537
2,022,222          BB-/Ba1     Sun Healthcare Group, Inc., Term Loan,
                               8.75%, 10/18/16                                            1,976,722
1,342,819             B/B1     Surgery Center Holdings, Inc., Term Loan,
                               6.5%, 2/6/17                                               1,282,392
  744,375            B/Ba3     Valitas Health Services, Inc., Term Loan B,
                               5.75%, 6/2/17                                                733,209
2,221,875            B+/B1     Virtual Radiologic Corp., Term Loan A,
                               7.75%, 12/22/16                                            1,988,578
                                                                                      -------------
                                                                                      $  22,624,029
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.7%
  722,725          BB-/Ba3     Alere, Inc., Term Loan B, 4.75%, 6/30/17               $     713,089
1,505,000            B+/B1     Bausch & Lomb, Inc., Parent Term Loan,
                               5.25%, 5/17/19                                             1,485,012
                                                                                      -------------
                                                                                      $   2,198,101
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 1.7%
2,140,000          BB-/Ba3     Emdeon Inc., Term Loan B-1, 5.0%, 11/2/18              $   2,142,675
1,363,140          BB-/Ba3     MedAssets, Inc., Term Loan, 5.25%, 11/16/16                1,366,548
1,125,000             B/B2     Medical Card System, Inc., Term Loan, 12.0%, 9/17/15         928,125
   99,490             B/NR     Physician Oncology Services LP, Delayed Draw
                               Term Loan, 6.25%, 1/31/17                                     97,997
  818,923             B/B2     Physician Oncology Services LP, Effective Date
                               Term Loan, 6.25%, 1/31/17                                    806,639
                                                                                      -------------
                                                                                      $   5,341,984
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  21

----------------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.9%
1,327,500          B+/B1       Aveta, Inc., MMM Facility Term Loan,
                               8.5%, 4/4/17                                            $   1,329,159
1,327,500          B+/B1       Aveta, Inc., NAMM Facility Term Loan,
                               8.5%, 4/4/17                                                1,328,164
                                                                                       -------------
                                                                                       $   2,657,323
                                                                                       -------------
                               Total Health Care Equipment & Services                  $  51,204,296
----------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
                               Household Products -- 1.0%
2,147,482           B/B1       Spectrum Brands, Inc., New Term Loan,
                               6.25%, 6/17/16                                          $   2,151,776
  936,343         B+/Ba3       SRAM LLC, First Lien Term Loan, 5.75%, 6/7/18                 935,758
                                                                                       -------------
                                                                                       $   3,087,534
----------------------------------------------------------------------------------------------------
                               Personal Products -- 0.9%
  344,571        BB-/Ba3       NBTY, Inc., Term Loan B-1, 4.25%, 10/2/17               $     342,160
2,456,438        BB-/Ba3       Revlon Consumer Products Corp., Term Loan B,
                               4.75%, 11/19/17                                             2,450,296
                                                                                       -------------
                                                                                       $   2,792,456
                                                                                       -------------
                               Total Household & Personal Products                     $   5,879,990
----------------------------------------------------------------------------------------------------
                               INSURANCE -- 2.0%
                               Insurance Brokers -- 2.0%
1,000,000        CCC+/B3       AmWINS Group, Inc., 8.0%, 11/15/19                      $     990,000
  230,528           B/B1       AmWINS Group, Inc., Initial Term Loan,
                               4.49%, 6/8/13                                                 229,663
  828,750          B+/B1       HUB International, Ltd., 2017 Additional Term
                               Loan, 6.75%, 12/13/17                                         836,001
3,895,938          B+/B1       HUB International, Ltd., 2017 Initial Term Loan,
                               4.97%, 6/13/17                                              3,893,016
  487,500           B/B1       U.S.I. Holdings Corp., New Term Loan Series C,
                               7.0%, 5/5/14                                                  485,672
                                                                                       -------------
                                                                                       $   6,434,352
                                                                                       -------------
                               Total Insurance                                         $   6,434,352
----------------------------------------------------------------------------------------------------
                               MATERIALS -- 10.1%
                               Aluminum -- 1.1%
1,385,000        BB-/Ba2       Noranda Aluminum Acquisition Corp., Term Loan
                               B, 5.75%, 2/28/19                                       $   1,389,328
2,221,875        BB-/Ba2       Novelis, Inc., Term Loan, 4.0%, 3/10/17                     2,190,631
                                                                                       -------------
                                                                                       $   3,579,959
----------------------------------------------------------------------------------------------------
                               Commodity Chemicals -- 1.4%
2,719,347           B/B2       CPG International I Inc., Term Loan, 6.0%,
                               2/18/17                                                 $   2,637,766

The accompanying notes are an integral part of these financial statements.


22   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal       S&P/Moody's
Amount          Ratings
USD ($)         (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                               Commodity Chemicals -- (continued)
1,200,000         BB-/B1       Taminco Global Chemical Corp., Tranche B-1
                               Dollar Term Loan, 5.25%, 2/15/19                        $   1,198,500
  628,571         NR/Ba2       Tronox Pigments (Netherlands) B.V., Closing Date
                               Term Loan, 4.25%, 2/8/18                                      624,643
                                                                                       -------------
                                                                                       $   4,460,909
----------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 1.8%
  517,414       BBB-/Ba1       Celanese US Holdings LLC, Dollar Term Loan C,
                               3.218%, 10/31/16                                        $     515,926
1,247,956           B/B1       General Chemical Corp., New Tranche B Term
                               Loan, 5.75%, 10/6/15                                        1,240,156
1,250,000          B+/B1       Ineos US Finance LLC, Cash Dollar Term Loan,
                               5.25%, 5/4/18                                               1,228,750
1,175,735        BB+/Ba1       Solutia, Inc., Term Loan 1, 3.5%, 8/1/17                    1,174,634
1,451,625          B+/B2       Univar, Inc., Term Loan B, 5.0%, 6/30/17                    1,415,940
                                                                                       -------------
                                                                                       $   5,575,406
----------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 1.4%
2,493,750          B+/B2       Preferred Proppants LLC, Initial Term Loan B,
                               7.5%, 12/15/16                                          $   2,437,641
  397,000        BB+/Ba1       SunCoke Energy, Inc., Tranche B Term Loan,
                               4.0%, 7/26/18                                                 394,023
1,042,125          B+/B1       U.S. Silica Co., Term Loan, 4.75%, 6/8/17                   1,036,914
  604,923         BB-/B1       Walter Energy, Inc., Term Loan B, 4.0%, 4/2/18                584,948
                                                                                       -------------
                                                                                       $   4,453,526
----------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 0.1%
  204,668          B/Ba3       BWAY Holding Co., Replacement Term Loan B,
                               4.5%, 2/23/18                                           $     202,536
   19,404          B/Ba3       ICL Industrial Containers ULC, Replacement Term
                               Loan C, 4.5%, 2/23/18                                          19,202
                                                                                       -------------
                                                                                       $     221,738
----------------------------------------------------------------------------------------------------
                               Paper Packaging -- 0.4%
1,159,350        BB+/Ba1       Sealed Air Corp., Advance Term Loan B,
                               4.75%, 10/3/18                                          $   1,166,596
----------------------------------------------------------------------------------------------------
                               Paper Products -- 0.8%
2,228,163           B/B2       Exopack LLC/Cello Foil Products, Inc., Term Loan
                               B, 6.5%, 5/31/17                                        $   2,205,881
  226,618        BB-/Ba3       Ranpak Corp., First Lien USD Term Loan,
                               4.75%, 4/20/17                                                227,184
                                                                                       -------------
                                                                                       $   2,433,065
----------------------------------------------------------------------------------------------------
                               Precious Metals & Minerals -- 0.6%
2,081,250         BB-/B1       Fairmount Minerals, Ltd., Tranche B Term Loan,
                               5.25%, 3/15/17                                          $   2,055,234
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  23

----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------
                                    Specialty Chemicals -- 2.3%
 4,000,000              BB+/Ba1     Chemtura Corp., Facility Term Loan,
                                    5.5%, 8/29/16                                      $  4,010,000
 1,840,750              BB-/Ba2     Harko C.V. (OM Group, Inc.), Dollar Term Loan B,
                                    5.75%, 8/2/17                                         1,844,584
   154,718              BB+/Ba1     Huntsman International LLC, Extended Term B
                                    Loan, 2.846%, 4/19/17                                   152,954
   149,624                NR/B1     Norit Holding B.V., USD Term Loan,
                                    6.75%, 7/10/17                                          149,437
 1,022,437              BB-/Ba1     PolyOne Corp., Term Loan B, 5.0%, 12/20/17            1,026,272
                                                                                       ------------
                                                                                       $  7,183,247
----------------------------------------------------------------------------------------------------
                                    Steel -- 0.2%
   498,742                BB/B1     JMC Steel Group, Inc., Term Loan,
                                    4.75%, 4/1/17                                      $    498,742
                                                                                       ------------
                                    Total Materials                                    $ 31,628,422
----------------------------------------------------------------------------------------------------
                                    MEDIA -- 19.8%
                                    Advertising -- 1.8%
 1,481,250                B+/NR     Advantage Sales & Marketing, Inc., First Lien
                                    Term Loan, 5.25%, 12/18/17                         $  1,471,066
 3,430,073               B+/Ba3     Affinion Group, Inc., Tranche B Term Loan,
                                    5.0%, 10/9/16                                         3,209,976
 1,106,007             BB+/Baa3     Lamar Media Corp., Term Loan B, 4.0%, 12/30/16        1,107,851
                                                                                       ------------
                                                                                       $  5,788,893
----------------------------------------------------------------------------------------------------
                                    Broadcasting -- 7.8%
 7,500,000              BB-/Ba2     Cequel Communications LLC, Term Loan,
                                    4.0%, 2/14/19                                      $  7,331,280
   489,726              BB-/Ba3     Entercom Radio LLC, Term Loan B,
                                    5.0%, 11/23/18                                          490,950
 1,168,336              BB/Caa2     FoxCo Acquisition Sub LLC, Replacement Term
                                    Loan, 4.75%, 7/14/15                                  1,168,824
   232,174               B+/Ba3     Hubbard Radio LLC, First Lien Term Loan,
                                    5.25%, 4/28/17                                          231,155
   948,543              BB+/Ba1     Sinclair Television Group, Inc., New Tranche B
                                    Term Loan, 4.0%, 10/28/16                               945,776
 3,755,000              BB-/Ba3     Telesat Canada, U.S. Term Loan B,
                                    4.25%, 3/28/19                                        3,723,710
 1,762,544              BB-/Ba3     TWCC Holding Corp., 2011 Term Loan,
                                    4.25%, 2/13/17                                        1,754,283
 9,716,995                B+/B2     Univision Communications, Inc., Extended First
                                    Lien Term Loan, 4.489%, 3/31/17                       8,937,838
                                                                                       ------------
                                                                                       $ 24,583,816
----------------------------------------------------------------------------------------------------
                                    Cable & Satellite -- 7.8%
19,591,675(b)(g)(k)       NR/B3     Broadstripe LLC, First Lien Term Loan,
                                    11.25%, 6/30/11                                    $  7,797,487

The accompanying notes are an integral part of these financial statements.


24   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                 Value
----------------------------------------------------------------------------------------------------
                                       Cable & Satellite -- (continued)
     1,428,203(b)(g)(k)    CCC+/B3     Broadstripe LLC, Revolver Term Loan,
                                       9.25%, 6/30/11                                  $     568,425
     3,331,967             BB+/Ba1     Charter Communications Operating LLC, Term
                                       Loan C, 3.72%, 9/6/16                               3,295,672
       985,000             BB+/Ba1     Charter Communications Operating LLC, Term
                                       Loan D, 4.0%, 5/15/19                                 973,672
     1,200,000               NR/NR     Kabel Deutschland Gmbh, Facility Term Loan F,
                                       4.25%, 2/1/19                                       1,197,094
     3,914,871               B+/B1     Knology, Inc., Term Loan B, 4%, 8/18/17             3,910,466
     1,965,000             BB-/Ba3     MCC Iowa LLC, Tranche F Term Loan,
                                       4.5%, 10/23/17                                      1,956,403
     4,752,562               B-/B1     WideOpenWest Finance LLC, First Lien Term Loan,
                                       4.75%, 6/30/14                                      4,716,918
                                                                                       -------------
                                                                                       $  24,416,137
----------------------------------------------------------------------------------------------------
                                       Movies & Entertainment -- 1.2%
     1,421,438             BB-/Ba2     AMC Entertainment, Inc., Term Loan B-3,
                                       4.25%, 2/22/18                                  $   1,417,884
     1,329,839              NR/Ba1     Cinedigm Digital Funding I LLC, Term Loan,
                                       5.25%, 4/29/16                                      1,327,346
     1,156,679               B-/B3     Lodgenet Interactive Corp., Closing Date Term
                                       Loan, 6.5%, 4/4/14                                  1,001,490
                                                                                       -------------
                                                                                       $   3,746,720
----------------------------------------------------------------------------------------------------
                                       Publishing -- 1.2%
       979,487                B/B2     Cengage Learning Acquisitions, Inc., Term Loan,
                                       2.25%, 7/3/14                                   $     892,383
       500,000             BB-/Ba3     EMI Group North America Holdings, Inc., Term
                                       Loan B, 4.25%, 2/15/18                                498,125
     1,637,764              B+/Ba3     Interactive Data Corp., Term Loan B,
                                       4.5%, 2/11/18                                       1,619,339
EURO   895,659(f)            B/Ba3     Mediannuaire Holding, Term Loan B-2,
                                       3.144%, 10/10/14                                      304,619
EURO   894,987(f)            B/Ba3     Mediannuaire Holding, Term Loan C,
                                       3.644%, 10/9/15                                       309,925
                                                                                       -------------
                                                                                       $   3,624,391
                                                                                       -------------
                                       Total Media                                     $  62,159,957
----------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS, BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 5.4%
                                       Biotechnology -- 3.7%
     2,154,600               BB/B1     Alkermes, Inc., First Lien Term Loan,
                                       6.75%, 9/16/17                                  $   2,162,680
     3,046,438               BB/B2     Aptalis Pharma, Inc., Term Loan B-1,
                                       5.5%, 2/10/17                                       2,958,852

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  25

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Biotechnology -- (continued)
  232,864        BBB-/Baa2     Fresenius SE, Tranche D-1 Dollar Term Loan,
                               3.25%, 9/10/14                                          $     233,152
1,124,855            B+/B1     Generic Drug Holdings, Inc., Closing Date Term
                               Loan, 6.75%, 4/8/16                                         1,119,231
  154,666            B+/B1     Generic Drug Holdings, Inc., Delayed Draw Term
                               Loan, 6.75%, 4/8/16                                           153,893
1,539,746          BB-/Ba3     Grifols, Inc., New U.S. Tranche B Term Loan,
                               4.5%, 6/1/17                                                1,523,868
1,527,268           BB-/B1     HGI Holdings, Inc., Initial Term Loan,
                               6.75%, 10/1/16                                              1,533,632
  424,286         BBB-/Ba3     Warner Chilcott Co., LLC, Term Loan B-2,
                               4.25%, 3/15/18                                                422,005
  848,571         BBB-/Ba3     Warner Chilcott Corp., Term Loan B-1,
                               4.25%, 3/15/18                                                844,010
  583,393         BBB-/Ba3     WC Luxco S.a.r.l., Term Loan B-3,
                               4.25%, 3/15/18                                                580,257
                                                                                       -------------
                                                                                       $  11,531,580
----------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 1.7%
2,492,765(f)       CCC+/NR     Graceway Pharmaceuticals LLC, Mezzanine Loan,
                               0.0%, 11/1/13                                           $       7,012
3,797,098            B+/B1     Key Safety Systems, Inc., First Lien Term Loan,
                               2.596%, 3/8/14                                              3,648,377
1,141,375            B+/B2     Medpace Intermediateco, Inc., Term Loan B,
                               7.25%, 6/19/17                                              1,101,427
  750,000         BBB-/Ba1     Valeant Pharmaceuticals International, Inc.,
                               Tranche B Term Loan, 3.75%, 2/13/19                           737,344
                                                                                       -------------
                                                                                       $   5,494,160
                                                                                       -------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                           $  17,025,740
----------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 1.4%
                               Diversified Real Estate Investment Trust -- 0.3%
1,000,000          CCC+/Ca     Spirit Finance Corp., Term Loan B,
                               3.782%, 8/1/13                                          $     980,000
----------------------------------------------------------------------------------------------------
                               Real Estate Development -- 0.2%
  522,545            B-/B1     Ozburn-Hessey Holding Co., LLC, First Lien Term
                               Loan, 8.5%, 4/8/16                                      $     467,678
----------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.6%
  992,500           BB/Ba1     CB Richard Ellis Services, Inc., Incremental
                               Tranche C Term Loan, 3.489%, 3/4/18                     $     977,613
  992,500           BB/Ba1     CB Richard Ellis Services, Inc., Incremental
                               Tranche D Term Loan, 3.739%, 9/4/19                           977,612
                                                                                       -------------
                                                                                       $   1,955,225
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Specialized REIT's -- 0.3%
1,000,000          B-/Caa1     Hargray Acquisition Co., Second Lien Term Loan,
                               5.966%, 1/29/15                                         $     925,000
                                                                                       -------------
                               Total Real Estate                                       $   4,327,903
----------------------------------------------------------------------------------------------------
                               RETAILING --5.6%
                               Apparel Retail --1.5%
2,421,043             B/B2     Gymboree Corp., Term Loan, 5%, 2/23/18                  $   2,256,412
  629,171(f)         NR/NR     Johnny Appleseed's, Inc., First Lien Second Out
                               Term Loan, 0.24%, 4/25/16                                     408,961
  139,719(f)         NR/NR     Johnny Appleseed's, Inc., Junior Term Loan,
                               0.24%, 4/25/17                                                 55,888
1,870,313           BB/Ba3     Lord & Taylor Holdings LLC, Term Loan,
                               5.75%, 1/11/19                                              1,883,560
                                                                                       -------------
                                                                                       $   4,604,821
----------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.1%
  396,000          BB+/Ba3     Autotrader.com, Inc., Tranche B-1 Term Loan,
                               4.0%, 12/15/16                                          $     395,505
----------------------------------------------------------------------------------------------------
                               Computer & Electronics Retail -- 0.6%
1,900,637             B/B2     Targus Group International, Inc., Term Loan,
                               11.0%, 5/24/16                                          $   1,895,886
----------------------------------------------------------------------------------------------------
                               General Merchandise Stores -- 2.2%
2,841,135          BBB/Ba1     Dollar General Corp., Tranche B-1 Term Loan,
                               3.535%, 7/7/14                                          $   2,844,042
4,268,478         BBB-/Ba2     Dollar General Corp., Tranche B-2 Term Loan,
                               2.989%, 7/7/14                                              4,273,814
                                                                                       -------------
                                                                                       $   7,117,856
----------------------------------------------------------------------------------------------------
                               Home Improvement Retail -- 0.6%
1,889,889           B+/Ba3     Hillman Group, Inc., Term Loan, 5.0%, 5/31/16           $   1,885,164
----------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.6%
1,850,267           B+/Ba3     Savers, Inc., New Term Loan, 4.25%, 3/4/17              $   1,847,954
----------------------------------------------------------------------------------------------------
                               Total Retailing                                         $  17,747,186
----------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%
                               Semiconductor Equipment -- 1.1%
2,066,612           BB-/B1     Aeroflex, Inc., Tranche B Term Loan, 5.75%,
                               5/19/18                                                 $   2,013,225
1,488,750          BB+/Ba2     Sensata Technology BV/Sensata Technology
                               Finance Co., LLC, Term Loan, 4.0%, 5/12/18                  1,474,129
                                                                                       -------------
                                                                                       $   3,487,354
----------------------------------------------------------------------------------------------------
                               Semiconductors -- 1.2%
   35,452          BB+/Ba2     Flextronics International, Ltd., Delayed Draw Term
                               Loan A-1-B, 2.489%, 10/1/14                             $      34,953

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  27

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Semiconductors -- (continued)
1,128,093          BB+/Ba2     Flextronics International, Ltd., Delayed Draw Term
                               Loan A-3, 2.489%, 10/1/14                               $   1,112,229
2,323,411           BB/Ba2     Microsemi Corp., Term Loan B, 4.0%, 2/2/18                  2,300,178
  315,000         BBB-/Ba2     Semtech Corp., Term Loan B, 4.25%, 3/20/17                    315,000
                                                                                       -------------
                                                                                       $   3,762,360
                                                                                       -------------
                               Total Semiconductors &
                               Semiconductor Equipment                                 $   7,249,714
----------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 9.1%
                               Application Software -- 6.1%
1,663,358          BB-/Ba2     Allen Systems Group, Inc., Term Loan B, 7.5%,
                               11/21/15                                                $   1,605,141
1,428,750            B+/B1     Applied Systems, Inc., First Lien Term Loan, 5.5%,
                               12/8/16                                                     1,426,368
1,300,000            B+/B1     Applied Systems, Inc., Second Lien Term Loan,
                               9.25%, 6/8/17                                               1,300,000
3,500,000            B/Ba3     Expert Global Solutions, Inc., Advance First Lien
                               Term Loan B, 9.0%, 4/3/18                                   3,447,500
1,000,000           B+/Ba3     Lawson Software, Inc., Tranche B Term Loan,
                               6.25%, 4/5/18                                               1,001,094
1,371,150          BB-/Ba2     NDS Finance, Ltd., Tranche B Term Loan, 3.75%,
                               3/12/18                                                     1,367,722
1,565,488         BB+/Baa3     Nuance Communications, Inc., Term Loan C,
                               3.24%, 3/31/16                                              1,566,467
1,509,527            B+/B1     Serena Software, Inc., Extended 2016 Term Loan,
                               4.475%, 3/10/16                                             1,479,336
2,478,741            B+/B1     Verint Systems, Inc., 2011 Term Loan, 4.5%,
                               10/27/17                                                    2,464,282
1,927,114            B+/B1     Vertafore, Inc., First Lien Term Loan, 5.25%,
                               7/29/16                                                     1,913,865
1,000,000        CCC+/Caa1     Vertafore, Inc., Second Lien Term Loan, 9.75%,
                               10/29/17                                                      994,375
  475,000            B/Ba3     Wall Street Systems Holdings, Inc., First Lien Term
                               Loan, 5.5%, 6/20/17                                           475,000
                                                                                       -------------
                                                                                       $  19,041,150
----------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 1.0%
   34,286          BBB/Ba1     Fidelity National Information Services, Inc., Term
                               Loan B, 4.25%, 7/18/16                                  $      34,329
   60,879            B+/NR     First Data Corp., 2017 Dollar Term Loan, 5.239%,
                               3/24/17                                                        57,835
  802,493            B+/B1     First Data Corp., 2018 Dollar Term Loan, 4.239%,
                               3/23/18                                                       731,188

The accompanying notes are an integral part of these financial statements.


28   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- (continued)
1,592,000         BB+/Ba2      Neustar, Inc., Advance Term Loan, 5.0%, 11/8/18         $   1,592,000
  571,429          NR/Ba2      Vantiv LLC, Tranche B Term Loan, 3.75%, 3/27/19               570,714
                                                                                       -------------
                                                                                       $   2,986,066
----------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.9%
2,944,049           BB/NR      SunGuard Data Systems, Inc., Tranche C Term
                               Loan, 3.989%, 2/28/17                                   $   2,920,129
----------------------------------------------------------------------------------------------------
                               Systems Software -- 1.1%
1,379,571        BBB-/Ba2      Dealer Computer Services, Inc., Tranche B Term
                               Loan, 3.75%, 4/21/18                                    $   1,372,673
2,225,000          NR/Ba2      Rovi Solutions Corp., Tranche B-2 Term Loan,
                               4.0%, 3/29/19                                               2,211,094
                                                                                       -------------
                                                                                       $   3,583,767
                                                                                       -------------
                               Total Software & Services                               $  28,531,112
----------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                               Communications Equipment -- 0.8%
  987,506          NR/Ba3      CommScope, Inc., Term Loan, 4.25%, 1/14/18              $     982,964
1,470,150           NR/NR      TowerCo Finance LLC, Term Loan, 4.5%, 2/2/17                1,471,987
                                                                                       -------------
                                                                                       $   2,454,951
----------------------------------------------------------------------------------------------------
                               Electronic Components -- 1.0%
1,500,000           NR/B2      Generac Power Systems, Inc., Term Loan,
                               5.0%, 5/30/18                                           $   1,487,813
1,617,888            B/B2      Scitor Corp., Term Loan, 5%, 2/15/17                        1,591,597
                                                                                       -------------
                                                                                       $   3,079,410
----------------------------------------------------------------------------------------------------
                               Electronic Equipment & Instruments -- 0.3%
1,000,000          B+/Ba3      Sensus USA, Inc., Term Loan, 4.75%, 5/9/17              $     997,917
----------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.3%
  589,839           NR/B2      FCI USA, Inc., Facility Term Loan B-1,
                               3.614%, 11/1/13                                         $     578,780
  589,839           NR/B2      FCI USA, Inc., Facility Term Loan B-5-B,
                               3.614%, 11/1/13                                               580,994
                                                                                       -------------
                                                                                       $   1,159,774
----------------------------------------------------------------------------------------------------
                               Technology Distributors -- 0.8%
1,305,125          BB-/B1      Excelitas Technologies Corp., New Term Loan B,
                               4.75%, 11/29/16                                         $   1,292,074
1,202,598            B/B2      Securus Technologies Holdings, Inc., First Lien
                               Term Loan, 5.25%, 5/31/17                                   1,198,088
                                                                                       -------------
                                                                                       $   2,490,162
----------------------------------------------------------------------------------------------------
                               Total Technology Hardware & Equipment                   $  10,182,214
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  29

----------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 5.0%
                               Alternative Carriers -- 1.3%
EURO  745,314      BB/NR       Amsterdamse Beheere-En
                               Consultingmaatschappij B.V., Casema Facility
                               Term Loan B-3, 3.386%, 3/31/17                          $     921,288
EURO  257,598      BB/NR       Amsterdamse Beheere-En
                               Consultingmaatschappij B.V., Casema Facility
                               Term Loan B-4, 3.386%, 3/31/17                                318,419
EURO  849,351      BB/NR       Amsterdamse Beheere-En
                               Consultingmaatschappij B.V., Kabelcom Facility
                               Term Loan B-2, 3.386%, 3/31/17                              1,049,888
    2,000,000      B+/Ba3      Level 3 Financing, Inc., Tranche A Term Loan,
                               2.719%, 3/13/14                                             1,958,750
                                                                                       -------------
                                                                                       $   4,248,345
----------------------------------------------------------------------------------------------------
                               Integrated Telecommunication Services -- 0.7%
      264,308     BB-/Ba3      West Corp., Term Loan B-2, 2.859%, 10/24/13             $     263,581
      641,143     BB-/Ba3      West Corp., Term Loan B-5, 4.489%, 7/15/16                    641,444
    1,151,318    BB+/Baa3      Windstream Corp., Tranche B-2 Term Loan,
                               3.1%, 12/17/15                                              1,150,290
                                                                                       -------------
                                                                                       $   2,055,315
----------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 3.0%
    1,471,313      B+/Ba3      Crown Castle Operating Co., Tranche B Term
                               Loan, 4.0%, 1/31/19                                     $   1,454,944
    5,550,650      BB/Ba1      MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
                               4.071%, 11/3/16                                             5,449,350
      692,994      BB/Ba1      MetroPCS Wireless, Inc., Tranche B-3 Term Loan,
                               4.0%, 3/19/18                                                 679,658
    1,975,000      BB-/B1      Syniverse Holdings, Inc., Initial Term Loan,
                               5.0%, 4/23/19                                               1,966,978
                                                                                       -------------
                                                                                       $   9,550,930
                                                                                       -------------
                               Total Telecommunication Services                        $  15,854,590
----------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 4.0%
                               Air Freight & Logistics -- 0.4%
      300,000        B/B1      Ceva Group Plc, Dollar Tranche B Pre Funded L/C
                               Term Loan, 5.1%, 8/31/16                                $     284,500
    1,200,000        B/B1      Ceva Group Plc, EGL Tranche B Term Loan,
                               5.466%, 8/31/16                                             1,137,750
                                                                                       -------------
                                                                                       $   1,422,250
----------------------------------------------------------------------------------------------------
                               Airlines -- 2.0%
      841,500     BB-/Ba3      Allegiant Travel Co., Term Loan, 5.75%, 3/10/17         $     833,085
      544,500     BB-/Ba2      Delta Air Lines, Inc., 2009 Term Loan, 4.25%,
                               3/7/16                                                        528,165

The accompanying notes are an integral part of these financial statements.


30   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------
                                   Airlines -- (continued)
1,339,875              BB-/Ba2     Delta Air Lines, Inc., 2011 Term Loan,
                                   5.5%, 4/20/17                                       $   1,339,037
  248,154              BB-/Ba3     United Air Lines, Inc., Tranche B Term Loan,
                                   2.25%, 2/1/14                                             241,020
3,500,000                B+/B3     US Airways Group, Inc., Term Loan, 2.74%,
                                   3/21/14                                                 3,332,000
                                                                                       -------------
                                                                                       $   6,273,307
----------------------------------------------------------------------------------------------------
                                   Railroads -- 0.8%
2,500,000               BB+/B1     RailAmerica, Inc., Initial Term Loan, 4.0%, 3/1/19  $   2,500,000
----------------------------------------------------------------------------------------------------
                                   Trucking -- 0.8%
  519,854               BB/Ba1     Avis Budget Car Rental LLC, Tranche B Term Loan,
                                   6.25%, 9/22/18                                      $     521,803
1,929,036                BB/B1     Swift Transportation Co., LLC, Tranche B-2 Term
                                   Loan, 5.0%, 12/21/17                                    1,924,213
                                                                                       -------------
                                                                                       $   2,446,016
                                                                                       -------------
                                   Total Transportation                                $  12,641,573
----------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.6%
                                   Electric Utilities --1.3%
  843,199              BB-/Ba3     Equipower Resources Holdings LLC, Facility Term
                                   Loan B, 5.75%, 1/26/18                              $     834,767
  792,952(b)(c)(k)       CC/Ca     GBGH LLC (US Energy), First Lien Term Loan,
                                   4.0%, 6/9/13                                               71,603
  337,141(b)(c)(k)       CC/Ca     GBGH LLC (US Energy), Second Lien Term Loan,
                                   2.0%, 6/9/14                                                   34
5,506,137               CCC/B2     Texas Competitive Electric Holdings Co., LLC,
                                   2017 Term Loan, 4.739%, 10/10/17                        3,223,155
                                                                                       -------------
                                                                                       $   4,129,559
                                                                                       -------------
                                   Independent Power Producers &
                                   Energy Traders -- 1.3%
1,618,650              BB+/Ba1     AES Corp., Initial Term Loan, 4.25%, 6/1/18         $   1,606,518
1,707,750               BB-/B1     Calpine Corp., Term Loan, 4.5%, 4/1/18                  1,684,060
  853,550             BB+/Baa3     NRG Energy, Inc., Term Loan, 4.0%, 7/1/18                 847,085
                                                                                       -------------
                                                                                       $   4,137,663
                                                                                       -------------
                                   Total Utilities                                     $   8,267,222
----------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR SECURED FLOATING RATE
                                   LOAN INTERESTS
                                   (Cost $465,714,226)                                 $ 436,978,721
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  31

------------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                       Value
                                   CLAIMS -- 0.0% of Net Assets
                                   TRANSPORTATION -- 0.0%
1,200,000(h)(k)         B+/B1      Northwest Airlines, Inc., ALPA Claim-Escrow, 0.0%    $           --
2,500,000(h)(k)         B+/B1      Northwest Airlines, Inc., Bell Atlantic Claim-
                                   Escrow, 0.0%                                                     --
2,500,000(h)(k)         B+/B1      Northwest Airlines, Inc., EDC Claim-Escrow, 0.0%                 --
2,130,600(h)(k)         B+/B1      Northwest Airlines, Inc., Flight Attendant Claim-
                                   Escrow, 0.0%                                                     --
1,500,000(h)(k)         B+/B1      Northwest Airlines, Inc., GE Claim-Escrow, 0.0%                  --
1,264,500(h)(k)         B+/B1      Northwest Airlines, Inc., IAM Claim-Escrow, 0.0%                 --
1,404,900(h)(k)       CCC+/B1      Northwest Airlines, Inc., Retiree Claim-Escrow, 0.0%             --
                                                                                        --------------
                                                                                        $           --
                                                                                        --------------
                                   Total Transportation                                 $           --
                                                                                        --------------
                                   TOTAL CLAIMS
                                   (Cost $0)                                            $           --
------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS & NOTES -- 10.4% of
                                   Net Assets
                                   BANKS -- 0.3%
                                   Diversified Banks -- 0.3%
1,000,000(d)          BBB+/A3      Intesa Sanpaolo S.p.A., 2.867%, 2/24/14
                                   (144A)                                               $      936,083
                                                                                        --------------
                                   Total Banks                                          $      936,083
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.0%
                                   Aerospace & Defense -- 0.6%
1,850,000             BB-/Ba3      Spirit Aerosystems, Inc., 7.5%, 10/1/17              $    1,979,500
------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy Trucks -- 0.4%
1,000,000               B+/B3      Manitowoc Co., Inc., 9.5%, 2/15/18                   $    1,092,500
                                                                                        --------------
                                   Total Capital Goods                                  $    3,072,000
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.4%
                                   Housewares & Specialties -- 0.4%
1,000,000             BB-/Ba3      Jarden Corp., 8.0%, 5/1/16                           $    1,082,500
                                                                                        --------------
                                   Total Consumer Durables & Apparel                    $    1,082,500
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.5%
                                   Consumer Finance -- 0.1%
  200,000            BBB/Baa1      Capital One Financial Corp., 7.375%, 5/23/14         $      220,073
------------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.4%
  250,000(d)            BB/NR      East Lane Re V, Ltd., 9.056%, 3/16/16 (144A)         $      251,500
  500,000(d)            BB/NR      Lodestone Re, Ltd., 6.056%, 1/8/14 (144A)                   484,350
  500,000(d)           BB-/NR      Lodestone Re, Ltd., 8.306%, 5/17/13 (144A)                  493,800
                                                                                        --------------
                                                                                        $    1,229,650
                                                                                        --------------
                                   Total Diversified Financials                         $    1,449,723
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                      Value
----------------------------------------------------------------------------------------------------
                                   ENERGY -- 1.1%
                                   Oil & Gas Drilling -- 0.2%
   600,000               B-/B3     Offshore Group Investments, Ltd., 11.5%, 8/1/15     $     639,000
----------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.9%
 2,490,000               BB/B1     Denbury Resources, Inc., 8.25%, 2/15/20             $   2,689,200
                                                                                       -------------
                                   Total Energy                                        $   3,328,200
----------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                                   Health Care Equipment & Services -- 0.3%
   950,000               B+/B2     Physio-Control International, Inc., 9.875%,
                                   1/15/19 (144A)                                      $   1,007,000
----------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 2.1%
 9,202,337(b)            NR/NR     Azithromycin Royalty Sub LLC, 16.0%, 5/15/19        $   6,441,636
                                                                                       -------------
                                   Total Health Care Equipment & Services              $   7,448,636
----------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.2%
                                   Reinsurance -- 0.2%
   500,000(d)          NR/Baa1     Combine Re, Ltd., 4.556%, 1/7/15 (144A)             $     502,550
   250,000(d)            BB/NR     Mystic Re, Ltd., 9.056%, 3/12/15 (144A)                   248,100
                                                                                       -------------
                                                                                       $     750,650
                                                                                       -------------
                                   Total Insurance                                     $     750,650
----------------------------------------------------------------------------------------------------
                                   MATERIALS -- 1.2%
                                   Diversified Metals & Mining -- 0.3%
 1,050,000               NR/B2     Molycorp, Inc., 10%, 6/1/20 (144A)                  $   1,047,375
----------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.3%
 1,000,000(d)             B/B1     Berry Plastics Corp., 5.217%, 2/15/15               $     995,000
----------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.6%
 1,750,000              B+ /B1     Appleton Papers, Inc., 10.5%, 6/15/15 (144A)        $   1,863,750
                                                                                       -------------
                                   Total Materials                                     $   3,906,125
----------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.3%
                                   Advertising -- 0.3%
   936,000               B+/B2     MDC Partners, Inc., 11.0%, 11/1/16                  $   1,010,880
                                                                                       -------------
                                   Total Media                                         $   1,010,880
----------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                   SCIENCES -- 1.8%
                                   Pharmaceuticals -- 1.8%
15,920,079(b)(c)         NR/NR     Celtic Pharma Phinco B.V., 17.0%, 6/15/12           $   5,742,054
                                                                                       -------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                       $   5,742,054
----------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.6%
                                   Catalog Retail --0.6%
 1,825,000            BBB-/Ba2     QVC, Inc., 7.5%, 10/1/19 (144A)                     $   1,984,687
                                                                                       -------------
                                   Total Retailing                                     $   1,984,687
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  33

----------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                      Value
----------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 0.1%
                                    Integrated Telecommunication Services -- 0.1%
  300,000                BB/Ba2     Frontier Communications Corp., 8.25%, 5/1/14       $     328,500
                                                                                       -------------
                                    Total Telecommunication Services                   $     328,500
----------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.5%
                                    Air Freight & Logistics -- 0.3%
1,000,000               B-/Caa1     CEVA Group Plc, 11.5%, 4/1/18 (144A)               $     960,000
----------------------------------------------------------------------------------------------------
                                    Airlines -- 0.2%
  582,287             BBB-/Baa3     American Airlines 2011-2 Class A Pass Through
                                    Trust, 8.625%, 10/15/21                            $     611,401
                                                                                       -------------
                                    Total Transportation                               $   1,571,401
----------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $44,393,487)                                 $  32,611,439
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 6.2% of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 4.7%
                                      Auto Parts & Equipment -- 4.7%
  512,208(i)                          Delphi Automotive Plc                            $  14,869,398
                                                                                       -------------
                                      Total Automobiles & Components                   $  14,869,398
----------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.2%
                                      Leisure Facilities -- 0.2%
    1,306(i)(k)                       Lake at Las Vegas A Shares                       $     688,700
        9(i)(k)                       Lake at Las Vegas B Shares                               4,766
                                                                                       -------------
                                                                                       $     693,466
                                                                                       -------------
                                      Total Consumer Services                          $     693,466
----------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%(a)
                                      Oil & Gas Drilling -- 0.0%(a)
      138(b)(i)(k)                    TARH E&P Holdings GP LLC, Class A
                                      Membership Interest                              $           1
  130,056(b)(i)(k)                    TARH E&P Holdings L.P., Class A
                                      Partnership Interest                                     1,301
                                                                                       -------------
                                                                                       $       1,302
                                                                                       -------------
                                      Total Energy                                     $       1,302
----------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                      Health Care Services -- 0.1%
   15,034(i)                          CCS Medical, Inc.                                $     120,272
                                                                                       -------------
                                      Total Health Care Equipment & Services           $     120,272
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


34   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
Shares                                                                                 Value
----------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.2%
                                      Commodity Chemicals -- 0.2%
   17,750(i)                          Georgia Gulf Corp.                               $     528,240
                                                                                       -------------
                                      Total Materials                                  $     528,240
----------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.0%
                                      Broadcasting -- 0.3%
      266(i)                          New Young Broadcasting Holding Co.               $     801,325
----------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.7%
   90,010(i)                          Metro Goldwyn Mayer, Inc.                        $   2,353,761
                                                                                       -------------
                                      Total Media                                      $   3,155,086
----------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.0%(a)
                                      Apparel Retail -- 0.0%(a)
      569(i)                          Johnny Appleseed's, Inc.                         $       1,423
                                                                                       -------------
                                      Total Retailing                                  $       1,423
----------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.0%(a)
                                      Alternative Carriers -- 0.0%(a)
   57,813(i)                          Clearwire Corp.                                  $      69,954
                                                                                       -------------
                                      Total Telecommunication Services                 $      69,954
----------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%(a)
                                      Electric Utilities -- 0.0%(a)
    1,589(b)(i)(k)                    GBGH LLC Membership Interest                     $          16
----------------------------------------------------------------------------------------------------
                                      Independent Power Producers -- 0.0%(a)
    6,378(i)                          GenOn Energy, Inc.                               $      10,970
                                                                                       -------------
                                      Total Utilities                                  $      10,986
----------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $15,238,390)                               $  19,450,127
----------------------------------------------------------------------------------------------------
                                      PREFERRED STOCK -- 0.6% of Net Assets
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.6%
                                      Biotechnology -- 0.6%
  153,554(b)(i)                       Molecular Insight Pharmaceuticals, Inc.,         $   1,689,094
                                                                                       -------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                    $   1,689,094
----------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCK
                                      (Cost $1,305,209)                                $   1,689,094
----------------------------------------------------------------------------------------------------
                                      LIQUIDATING TRUSTS -- 0.0% of Net Assets
                                      CONSUMER SERVICES -- 0.0%
                                      Hotels, Resorts & Cruise Lines -- 0.0%
3,377,886(i)(j)(k)                    Yellowstone Mountain Club LLC, Liquidating Trust $          --
                                                                                       -------------
                                      Total Consumer Services                          $          --
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  35

----------------------------------------------------------------------------------------------------
Shares                                                                                 Value
----------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%
                                      Oil & Gas Exploration & Production -- 0.0%
4,995,000(i)(j)(k)                    Crusader Energy Group, Inc., Liquidating Trust   $          --
                                                                                       -------------
                                      Total Energy                                     $          --
----------------------------------------------------------------------------------------------------
                                      TOTAL LIQUIDATING TRUSTS
                                      (Cost $0)                                        $          --
----------------------------------------------------------------------------------------------------
                                      RIGHTS/WARRANTS -- 0.7% of Net Assets
                                      CONSUMER SERVICES -- 0.0%
                                      Leisure Facilities -- 0.0%
       38(i)(k)                       Lake at Las Vegas C Shares, Expires 7/15/15      $          --
       52(i)(k)                       Lake at Las Vegas D Shares, Expires 7/15/15                 --
       58(i)(k)                       Lake at Las Vegas E Shares, Expires 7/15/15                 --
       66(i)(k)                       Lake at Las Vegas F Shares, Expires 7/15/15                 --
       75(i)(k)                       Lake at Las Vegas G Shares, Expires 7/15/15                 --
                                                                                       -------------
                                                                                       $          --
                                                                                       -------------
                                      Total Consumer Services                          $          --
----------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.7%
                                      Broadcasting -- 0.7%
      721(i)                          New Young Broadcasting Holding Co., Expires
                                      12/24/24                                         $   2,172,013
                                                                                       -------------
                                      Total Media                                      $   2,172,013
----------------------------------------------------------------------------------------------------
                                      TOTAL RIGHTS/WARRANTS
                                      (Cost $1,418,145)                                $   2,172,013
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                Value
----------------------------------------------------------------------------------------------------
                                      TEMPORARY CASH INVESTMENTS -- 3.8%
                                      of Net Assets
                                      REPURCHASE AGREEMENT: 3.8%
    11,985,000                        JP Morgan Chase Bank, 0.2%, dated 5/31/12,
                                      repurchase price of $11,985,000 plus accrued
                                      interest on 6/1/12 collateralized by
                                      $12,224,989 Federal National Mortage
                                      Association, 3%-7%, 1/1/14-6/1/42.               $  11,985,000
                                                                                       -------------
                                      Total Repurchase Agreement                       $  11,985,000
----------------------------------------------------------------------------------------------------
                                      TIME DEPOSITS: 0.0%
EURO     5,426                        BBH Grand Cayman, 0.04%, 6/1/12                  $       6,709
       109,551                        Citibank London, 0.03%, 6/1/12                         109,551
                                                                                       -------------
                                      Total Time Deposits                              $  12,101,260
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


36   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

----------------------------------------------------------------------------------------------------
                                                                                       Value
----------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $12,101,260)                               $  12,101,260
----------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 162.5%
                                      (Cost $546,967,728) (l)                          $ 511,487,167
----------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- (4.5)%           $ (14,343,280)
----------------------------------------------------------------------------------------------------
                                      PREFERRED SHARES AT REDEMPTION VALUE,
                                      INCLUDING DIVIDENDS PAYABLE -- (58.0)%           $(182,459,738)
----------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO COMMON
                                      SHAREHOLDERS -- 100.0%                           $ 314,684,149
====================================================================================================

NR     Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2012, the value of these securities amounted to $15,477,367, or 4.9% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate at May 31, 2012.

(a)    Amount rounds to less than 0.05%

(b) Indicates a security that has been deemed as illiquid. The aggregate cost of illiquid securities is $60,825,150. The aggregate fair value of $29,533,448 represents 9.4% of total net assets applicable to common shareowners.

(c)    Security is in default and is non-income producing.

(d)    Floating rate note. The rate shown is the coupon rate at May 31, 2012.

(e)    The company and agent bank are in the process of negotiating forbearance.

(f) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal amount.

(g)    The company is scheduled for approval of a reorganization plan.

(h) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.

(i)    Non-income producing.

(j) Security represents a liquidating trust which is a vehicle which through future settlements of bankruptcy claims are dispersed to creditors.

(k)    Security is valued using fair value methods.

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  37

(l) At May 31, 2012, the net unrealized loss on investments based on cost for federal tax purposes of $548,308,394 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                               $ 10,055,338
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                                (46,876,565)
                                                                                       ------------
         Net unrealized loss                                                           $(36,821,227)
                                                                                       ============

For financial reporting purposes net unrealized loss on investments was $35,480,561 and cost of investments aggregated $546,967,728.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2012 aggregated $115,053,565 and $97,659,903, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EURO -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (including valuation appraised securities) (other than prices supplied by independent pricing services) are categorized as level 3. See Notes to Financial Statements -- Note 1A

The accompanying notes are an integral part of these financial statements.


38   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

-------------------------------------------------------------------------------------------------------
                                         Level 1         Level 2          Level 3          Total
-------------------------------------------------------------------------------------------------------
Investments in Securities -- Assets
Asset Backed Security:
  Pharmaceuticals                        $        --     $         --     $    90,211      $     90,211
Collateralized Loan Obligations:                  --        6,394,302              --         6,394,302
Senior Secured Floating Rate Loan
  Interests:
  Oil & Gas Drilling                              --               --         384,784           384,784
  Diversified Commercial &
   Professional Services                          --        2,426,690              --         2,426,690
  Cable & Satellite                               --       16,050,225       8,365,912        24,416,137
  Electric Utilities                              --        4,057,922          71,637         4,129,559
  All Other                                       --      405,621,551              --       405,621,551
Claims:
  Airlines                                        --               --              --                --
Corporate Bonds & Notes:
  Health Care Supplies                            --               --       6,441,636         6,441,636
  Pharmaceuticals                                 --               --       5,742,054         5,742,054
  All Other                                       --       20,427,750              --        20,427,750
Common Stocks:
  Broadcasting                                    --          801,325              --           801,325
  Oil & Gas Drilling                              --               --           1,302             1,302
  Leisure Facilities                              --               --         693,466           693,466
  Movies & Entertainment                          --        2,353,761              --         2,353,761
  Apparel Retail                                  --            1,423              --             1,423
  Health Care Services                            --          120,272              --           120,272
  Electric Utilities                              --               --              16                16
  All Other                               15,478,562               --              --        15,478,562
Preferred Stocks:                                 --        1,689,094              --         1,689,094
Liquidating Trusts:
  Oil & Gas Exploration & Production              --               --              --                --
  Hotels, Resorts & Cruise Lines                  --               --              --                --
Rights/Warrants:
  Leisure Facilities                              --               --              --                --
  All Other                                       --        2,172,012              --         2,172,012
Temporary Cash Investments:
Time Deposits                                     --          116,260              --           116,260
Repurchase Agreement                              --       11,985,000              --        11,985,000
-------------------------------------------------------------------------------------------------------
Total Investments in
  Securities -- Assets                   $15,478,562     $474,217,587     $21,791,018      $511,487,167
=======================================================================================================
Other Financial Instruments*             $        --     $      6,031     $        --      $      6,031
=======================================================================================================

* Other financial instruments include foreign exchange contracts and unrealized depreciation on unfunded loan commitments.

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  39

------------------------------------------------------------------------------------------
                                                           Change in
                         Balance                           Unrealized
                         as of             Realized        appreciation
                         11/30/11         gain (loss)(1)   (depreciation)(2)    Purchases
--------------------------------------------------------------------------------------------
Investments in Securities -- Assets
Asset Backed
 Security:
 Pharmaceuticals,
  Biotechnology
  & Life Sciences        $        --      $      --        $        --          $         --
Collateralized Loan
 Obligations:              6,031,312             --                 --                    --
Senior Secured
 Floating Rate
 Loan Interests:
 Oil & Gas
  Drilling                   464,340             --                453                28,737
 Cable
  & Satellite              9,143,647             --           (783,032)                   --
 Electric
  Utilities                   83,697             --            (76,366)                   --
Corporate Bonds &
 Notes:
 Pharmaceuticals,
  Biotechnology
  & Life Sciences         15,673,871       (110,896)        (3,246,000)            1,247,195
Health Care
 Supplies                         --             --                 --                    --
Common Stocks:
 Oil & Gas
  Drilling                     1,302             --                 --                    --
 Leisure
  Facilities                 762,990             --            (69,524)                   --
 Electric
  Utilities                       16             --                 --                    --
--------------------------------------------------------------------------------------------
Total Investment in
 Securities -- Assets    $32,161,175      $(110,896)       $(4,174,469)         $  1,275,932
============================================================================================

---------------------------------------------------------------------------------------------------------------
                                          Accrued          Transfers            Transfers           Balance
                                          discounts/       in to                out of              as of
                         Sales            premiums         Level 3*             Level 3*            5/31/12
---------------------------------------------------------------------------------------------------------------
Investments in
Securities -- Assets
Asset Backed
 Security:
 Pharmaceuticals,
  Biotechnology
  & Life Sciences        $        --      $      --        $    90,211          $         --        $    90,211
Collateralized Loan
 Obligations:                     --             --                 --            (6,031,312)                --
Senior Secured
 Floating Rate
 Loan Interests:
 Oil & Gas
  Drilling                  (112,670)         3,924                 --                    --            384,784
 Cable
  & Satellite                     --          5,297                 --                    --          8,365,912
 Electric
  Utilities                       --         64,306                 --                    --             71,637
Corporate Bonds &
 Notes:
 Pharmaceuticals,
  Biotechnology
  & Life Sciences         (1,505,640)       215,371                 --            (6,531,847)         5,742,054
Health Care
 Supplies                         --             --          6,441,636                    --          6,441,636
Common Stocks:
 Oil & Gas
  Drilling                        --             --                 --                    --              1,302
 Leisure
  Facilities                      --             --                 --                    --            693,466
 Electric
  Utilities                       --             --                 --                    --                 16
---------------------------------------------------------------------------------------------------------------
Total Investment in
 Securities -- Assets    $(1,618,310)     $ 288,898        $ 6,531,847          $(12,563,159)       $21,791,018
===============================================================================================================

*    Transfers are calculated on the beginning of period values.

1    Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized (depreciation) of Level 3 investments still held and considered Level 3 at 5/31/12: $(4,174,469).


The accompanying notes are an integral part of these financial statements.


40   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Statement of Assets and Liabilities | 5/31/12 (unaudited)

ASSETS:
  Investments in securities, at value (cost $546,967,728)                 $ 511,487,167
  Cash                                                                              192
  Foreign currencies, at value (cost (1))                                             2
  Receivables for:
   Investment securities sold                                                   366,309
   Interest receivable                                                        2,997,426
   Prepaid expenses                                                              50,154
---------------------------------------------------------------------------------------
     Total assets                                                         $ 514,901,250
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables for:
   Investment securities purchased                                        $  17,163,699
   Due to affiliates                                                            286,430
   Administration fee                                                           105,165
   Depreciation on unfunded loan commitments                                      6,031
   Accrued expenses and other liabilities                                       196,038
---------------------------------------------------------------------------------------
     Total liabilities                                                    $  17,757,363
---------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298 shares,
   including dividends payable of $9,738                                  $ 182,459,738
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $ 464,845,820
  Undistributed net investment income                                         7,106,076
  Accumulated net realized loss on investments and foreign currency
   transactions                                                            (121,780,464)
  Net unrealized loss on investments                                        (35,486,592)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        (691)
---------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $ 314,684,149
---------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $314,684,149/24,684,981 common shares                          $       12.75
=======================================================================================

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  41

Statement of Operations (unaudited)

For the six months ended 5/30/12

INVESTMENT INCOME:
  Interest                                                         $18,765,607
  Facility and other income                                            156,229
----------------------------------------------------------------------------------------------
     Total Investment income                                                       $18,921,836
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 1,745,844
  Administrative reimbursements                                        192,697
  Transfer agent fees and expenses                                       5,250
  Shareholder communications expense                                     6,714
  Auction agent fees                                                   232,740
  Custodian fees                                                        16,397
  Registration fees                                                     12,085
  Professional fees                                                    147,306
  Printing expenses                                                     21,336
  Trustees' fees                                                         7,857
  Miscellaneous                                                         94,624
----------------------------------------------------------------------------------------------
   Total expenses                                                                  $ 2,482,850
----------------------------------------------------------------------------------------------
     Net investment income                                                         $16,438,986
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
   Investments                                                     $(1,117,327)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (60,758)    $(1,178,085)
----------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                     $ 7,270,478
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      49,727     $ 7,320,205
----------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                        $ 6,142,120
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                                 $(1,340,049)
----------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                       $21,241,057
==============================================================================================

The accompanying notes are an integral part of these financial statements.


42   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     5/31/12              Year Ended
                                                                     (unaudited)          11/30/11
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   16,438,986       $   31,440,742
Net realized loss on investments and foreign currency
  transactions                                                           (1,178,085)            (231,669)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                   7,320,205           (7,067,906)
Distributions to preferred shareowners from net investment
  income                                                                 (1,340,049)          (2,688,236)
--------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                           $   21,241,057       $   21,452,931
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
  ($0.574 and $0.940 per share, respectively)                        $  (13,933,755)      $  (23,113,319)
--------------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                       $  (13,933,755)      $  (23,113,319)
--------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                        $      554,776       $    1,345,454
--------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners from Trust share transactions                       $      554,776       $    1,345,454
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                              $    7,862,078       $     (314,934)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                     306,822,071          307,137,005
--------------------------------------------------------------------------------------------------------
End of period                                                        $  314,684,149       $  306,822,071
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $    6,520,195       $    5,940,894
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  43

Financial Highlights

----------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended              Year
                                                                        5/31/12            Ended
                                                                        (Unaudited)        11/30/11
----------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                    $12.45             $12.52
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                  $ 0.67             $ 1.28
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   0.25              (0.30)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                  (0.05)             (0.11)
  Net realized gains                                                        --                  --
----------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                     $ 0.87             $ 0.87
Distributions to common shareowners from:
 Net investment income                                                   (0.57)             (0.94)
 Net realized gains                                                         --                 --
 Tax return of capital                                                      --                 --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 0.30             $(0.07)
----------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                                       $12.75             $12.45
----------------------------------------------------------------------------------------------------
Market value, end of period(c)                                          $12.80             $12.55
====================================================================================================
Total return at market value(d)                                           6.65%              2.60%
Ratios to average net assets of common shareowners:
 Net expenses (e)                                                         1.58%(f)           1.67%
 Net investment income before preferred share dividends                  10.48%(f)           9.96%
 Preferred share dividends                                                0.85%(f)           0.85%
 Net investment income available to common shareowners                    9.63%(f)           9.11%
Portfolio turnover                                                          20%                42%

-----------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year         Year
                                                                      Ended      Ended      Ended        Ended
                                                                      11/30/10   11/30/09   11/30/08     11/30/07
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                  $11.40     $ 8.62     $ 18.07      $19.66
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                $ 1.17     $ 1.13     $  1.88      $ 2.30
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 0.94      2.94        (8.88)      (1.47)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                 (0.11)    (0.12)      (0.37)      (0.51)
  Net realized gains                                                       --        --       (0.03)       0.00 (b)
-----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                   $ 2.00     $ 3.95     $ (7.40)     $ 0.32
Distributions to common shareowners from:
 Net investment income                                                  (0.88)    (1.12)      (1.70)      (1.91)
 Net realized gains                                                        --        --       (0.35)       0.00 (b)
 Tax return of capital                                                     --     (0.05)         --          --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ 1.12     $ 2.78     $ (9.45)     $(1.59)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                                     $12.52     $11.40     $  8.62      $18.07
-----------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                        $13.16     $11.54     $  6.90      $16.79
=================================================================================================================
Total return at market value(d)                                         22.63%    91.01%     (52.10)%     (2.02)%
Ratios to average net assets of common shareowners:
 Net expenses (e)                                                        1.74%     2.03%       1.60%       1.40%
 Net investment income before preferred share dividends                  9.66%    11.79%      12.61%      11.92%
 Preferred share dividends                                               0.94%     1.26%       2.47%       2.66%
 Net investment income available to common shareowners                   8.72%    10.53%      10.14%       9.26%
Portfolio turnover                                                         40%       32%         31%         80%

The accompanying notes are an integral part of these financial statements.


44   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

--------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended           Year
                                                                         5/31/12         Ended
                                                                         (Unaudited)     11/30/11
--------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)           $314,684        $306,822
Preferred shares outstanding (in thousands)                              $182,460        $182,450
Asset coverage per preferred share, end of period                        $ 68,122        $ 67,047
Average market value per preferred share (g)                             $ 25,001        $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,003        $ 25,005
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses (e)                                                            1.58%(f)        1.67%
 Net investment income before preferred share dividends                     10.48%(f)        9.96%
 Preferred share dividends                                                   0.85%(f)        0.85%
 Net investment income available to common shareowners                       9.63%(f)        9.11%
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                         Year         Year         Year         Year
                                                                         Ended        Ended        Ended        Ended
                                                                         11/30/10     11/30/09     11/30/08     11/30/07
------------------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)           $307,137     $278,565     $210,617     $441,493
Preferred shares outstanding (in thousands)                              $182,450     $182,450     $204,475     $234,500
Asset coverage per preferred share, end of period                        $ 69,090     $ 63,175     $ 50,758     $ 72,067
Average market value per preferred share (g)                             $ 25,000     $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,005     $ 25,005     $ 25,007     $ 25,009
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses (e)                                                            1.74%        2.03%        1.60%        1.40%
 Net investment income before preferred share dividends                      9.66%       11.79%       12.61%       11.92%
 Preferred share dividends                                                   0.94%        1.26%        2.47%        2.66%
 Net investment income available to common shareowners                       8.72%       10.53%       10.14%        9.26%
------------------------------------------------------------------------------------------------------------------------

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f)  Annualized.
(g)  Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  45

Notes to Financial Statements | 5/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days


46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/12 or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in the foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities or senior loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

     At May 31, 2012, twenty-four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 3.0% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  47

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment and foreign currency transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid to common and preferred shareowners will be determined at the end of the fiscal year. Distribution paid during the year ended November 30, 2011 was as follows:

     ----------------------------------------------------------------------------
                                                                           2011
     ----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $25,801,555
     ----------------------------------------------------------------------------
        Total                                                        $25,801,555
     ============================================================================


48   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2011:

     ----------------------------------------------------------------------------
                                                                             2011
     ----------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $    7,429,692
     Capital loss carryforward                                      (120,602,379)
     Dividends payable                                                   (34,167)
     Unrealized depreciation                                         (44,262,119)
     ----------------------------------------------------------------------------
        Total                                                     $ (157,468,973)
     ============================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, and the realization of unrealized gain on investments in passive foreign investment companies.

E.   Risk

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  49

     The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price reflective of their value at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.


50   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the period ended May 31, 2012, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.10% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2012, $391,595 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12 51 to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective April 2, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) provide such services. PIM paid State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither BBH nor State Street had received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended May 31, 2012, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

During the six months ended May 31, 2012, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended May 31, 2012 was $1,921,667. At May 31, 2012, the Trust had no open forward portfolio or settlement contracts.


52   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

6. Unfunded Loan Commitments

As of May 31, 2012, the Trust had an unfunded loan commitments amounting to $1,340,193 (excluding unrealized depreciation on this commitment of $6,031 as of May 31, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreement:


---------------------------------------------------------------------------------------
                                                                          Unrealized
 Borrower                             Par         Cost        Value       Gain (Loss)
---------------------------------------------------------------------------------------
 National Specialty Hospitals, Inc.,
   Initial Term Loan                  $196,782    $196,782    $191,125      $ (5,657)
 Tronox Pigments (Netherlands) B.V.,
   Delayed Draw Term Loan             $171,429    $171,429    $170,500      $   (929)
 Wendy's International Inc.,
   Delayed Term Loan                  $971,982    $962,402    $962,957      $    555
---------------------------------------------------------------------------------------
   Total                                                                    $  6,031
=======================================================================================

In addition, the Trust had the following bridge loan commitment outstanding at May 31, 2012:


---------------------------------------------------------------------------------------
                                                                           Net
                                                                           Unrealized
 Loan                              Shares       Cost          Value        Gain
---------------------------------------------------------------------------------------
 Wolverine World Wide, Inc.,
   Senior Unsecured Bridge Loan    1,800,000    $1,800,000    $1,800,000   $--
---------------------------------------------------------------------------------------
 Total                                                                     $--
=======================================================================================

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the period ended May 31, 2012 and November 30, 2011 were as follows:


-------------------------------------------------------------------------------
                                               5/31/12           11/30/11
-------------------------------------------------------------------------------
 Shares outstanding at beginning of period     24,640,650        24,536,526
 Reinvestment of distributions                     44,331           104,124
-------------------------------------------------------------------------------
 Shares outstanding at end of period           24,684,981        24,640,650
===============================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of May 31, 2012, there were 7,298 AMPS as follows: Series M7-2,434, Series W7,-2,432 and Series TH7-2,432.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  53

Notes to Financial Statements | 5/31/12 (unaudited)

Dividends on Series M7, Series W7, and Series TH7, are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.409% to 1.505% during the six months ended May 31, 2012.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


54   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2012 was as follows:



-------------------------------------------------------------------------------------------------------
Derivatives Not                                                                             Change in
Accounted for as                                                              Realized      Unrealized
Hedging Instruments                                                           Loss on       Loss on
Under Accounting                      Location of Gain or (Loss)              Derivatives   Derivatives
Standards Codification                on Derivatives Recognized               Recognized    Recognized
(ASC) 185                             in Income                               in Income     in Income
-------------------------------------------------------------------------------------------------------
Forward Foreign Currency Contracts    Net realized loss on forward foreign    $(60,758)
                                      currency contracts and other assets
                                      and liabilities denominated in foreign
                                      currencies
Forward Foreign Currency Contracts    Change in net unrealized gain (loss)                  $49,727
                                      on forward foreign currency contracts
                                      and other assets and liabilities
                                      denominated in foreign currencies

9. Pending Litigation

The Trust is currently involved in litigation matters relating to Trust investments. The Trust believes these claims are without merit and is defending both vigorously. At May 31, 2012, it is reasonably possible that adverse outcomes may result. Currently, the amount of either judgment cannot be reasonably estimated.

10. Subsequent Events

The Board of Trustees of the Trust declared on June 4, 2012 a dividend from undistributed net investment income of $0.075 per common share payable June 29, 2012, to common shareowners of record on June 15, 2012.

Subsequent to May 31, 2012, dividends declared and paid on preferred shares totaled $219,509 in aggregate for the two outstanding preferred share series through June 30, 2012.

On July 12, 2012, Moody's Investor Service, Inc. ("Moody's") downgraded the ratings of debt and preferred shares issued by nearly all equity, municipal bond and taxable fixed income closed-end funds in the industry, including preferred shares ("AMPS") issued by the Trust. The ratings actions were the result of a decision by Moody's to revise its ratings methodology and were not related specifically to any changes in the portfolio investments or structure of the Trust. The rating downgrade will result in the Trust having to pay a slightly higher dividend rate on its AMPS.


                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  55

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


56   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

Trustees, Officers and Service Providers

Trustees
Thomas J. Perna, Chairman
David R. Bock
Mary K. Bush
John F. Cogan, Jr.
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President*
Daniel K. Kingsbury, Executive
 Vice President
Mark E. Bradley, Treasurer**
Christopher J. Kelley, Secretary

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
Brown Brothers Harriman & Co.


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


*  Chief Executive Officer of the Funds.
** Chief Financial and Accounting Officer of the Funds.

                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  57

                           This page for your notes.



58   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

                           This page for your notes.



                   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12  59

                           This page for your notes.



60   Pioneer Floating Rate Trust | Semiannual Report | 5/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website: www.amstock.com


For additional information, please contact your investment advisor or visit our website at us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 30, 2012

* Print the name and title of each signing officer under his or her signature.